OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Supplement dated February 26, 2014 to the

Prospectus and Statement of Additional Information dated December 27, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Limited-Term Government Fund (the “Fund”), each dated December 27, 2013, and is in addition to any other supplement(s).

Effective February 28, 2014:

1.	The section titled “Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Peter A. Strzalkowski, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009 and Vice President of the Fund since May 2009.

2.	The section titled “Portfolio Managers” on page 12 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Peter A. Strzalkowski, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Strzalkowski has been a portfolio manager of the Fund since April 27, 2009 and Vice President of the Fund since May 2009.

Mr. Strzalkowski has been a Vice President of the Sub-Adviser since August 2007 and a member of the Sub-Adviser’s Investment Grade Fixed Income Team since April 2009. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

3.	The section titled “Portfolio Managers” on page 40 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund is managed by Peter A. Strzalkowski, CFA (the “Portfolio Manager”), who is responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Strzalkowski also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of January 31, 2014. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Peter A. Strzalkowski	3	$2.0	0	$0	0	$0

1. In billions.

2. In millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

4.	The section titled “Ownership of Fund Shares” on page 42 of the SAI is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of September 30, 2013, the Portfolio Manager beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Peter A. Strzalkowski	None

5.	All references to Krishna Memani contained within the Prospectus and SAI are hereby removed.

February 26, 2014	PS0855.048